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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 22, 2007
ALDABRA 2 ACQUISITION CORP.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-33541	20-8356960

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Terrapin Partners LLC 540 Madison Avenue, 17th Floor New York, New York		10022

(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: 212-710-4100
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events
     On June 22, 2007, Aldabra 2 Acquisition Corp. (the “Company”) consummated the initial public offering (“IPO”) of 41,400,000 of its units (“Units”), including the 5,400,000 Units subject to the underwriters’ over-allotment option. Each Unit consists of one share of Common Stock, $.0001 par value per share (“Common Stock”), and one Warrant (“Warrant”), to purchase one share of Common Stock at an exercise price of $7.50 per share. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $414,000,000.
     Holders of Units can separately trade the Common Stock and Warrants included in such Units commencing on or about June 28, 2007. The Common Stock and Warrants will be listed on the American Stock Exchange under the symbols AII and AII.WS, respectively. Units not separated will continue to trade on the American Stock Exchange under the symbol AII.U.
     Simultaneously with the consummation of the IPO, the Company consummated the private sale (“Private Sale”) of 3,000,000 warrants (“Insider Warrants”) at a price of $1.00 per Insider Warrant, generating total proceeds of $3,000,000. The Insider Warrants were purchased by Nathan Leight, the Company’s Chairman of the Board, and Jason Weiss, the Company’s Chief Executive Officer and Secretary. The Insider Warrants are identical to the Warrants included in the Units sold in the IPO except that they are exercisable on a cashless basis and will not be redeemable by the Company so long as they are held by these purchasers or their affiliates. The purchasers of the Insider Warrants have agreed that the Insider Warrants will not be sold or transferred by them until the later of June 19, 2008 and 60 days after the Company has completed a business combination.
     Audited financial statements as of June 22, 2007 reflecting receipt of the proceeds received by the Company in connection with the consummation of the IPO and the Private Sale have been issued by the Company and are included as Exhibit 99.1 to this Current Report on Form 8-K.
     In addition, on June 22, 2007, the Company issued a press release announcing the consummation of the IPO and the Private Sale. A copy of the press release is attached hereto as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits
(c)	Exhibits:

Exhibit 99.1 Audited Financial Statements

Exhibit 99.2 Press release dated June 22, 2007

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 26, 2007	ALDABRA 2 ACQUISITION CORP.
	By:	/s/ Jason Weiss
Jason Weiss
Chief Executive Officer